Exhibit 99.1

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Nasdaq Symbol

USPI

November 2003

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides.  Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation.  United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

COMPANY OVERVIEW

•              Leading operator of short stay surgical facilities in the US and Western Europe

•              Strategic relationships with leading not-for-profit healthcare systems

•              Attractive case and payor mix with minimal exposure to government reimbursement

•              Strong same facility revenue growth and EBITDA growth

•              Experienced management team focusing on facility level operating discipline

FACILITIES

[GRAPHIC]

73 surgical facilities world-wide

FAVORABLE REVENUE AND PAYOR MIX

3Q03 Revenue Mix

[CHART]

3Q03 YTD Payor Mix

[CHART]

Low risk cash flows from high margin specialties and reliable payors

INDUSTRY OVERVIEW

RAPIDLY GROWING MARKET

U.S. Outpatient Surgery Market
(Surgeries in millions)

[CHART]

Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980

OPPORTUNITIES IN WESTERN EUROPE

[GRAPHIC]

•      Approximately 20% of population accesses the private healthcare market

•      Physician-driven healthcare

•      Contracting with payors requires critical mass and efficient operations

•      Limited competition

•      Inherent limitations of National Health Systems

GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH

Same Facility Results

Domestic Surgical Cases

(in thousands)

[CHART]

Western Europe Net Revenue

($ in millions)

[CHART]

Long-term Case Growth of 7 – 9%

STRONG FACILITY OPERATIONS

USPI EDGE – Every Day Giving Excellence

•      Efficient case scheduling maximizes physician productivity

•      Staffing flexibility – reduces daily costs

•      Salaries, wages and benefits are 26% of total net revenues

Emphasis on facility operations drives margin improvement

PRICING TRENDS

3Q03 YTD same facility results

U.S. Net Revenue/Case

[CHART]

Western Europe Net Revenue/
Adjusted Admission

[CHART]

DEVELOPMENT STRATEGY

USPI will continue to implement a two-pronged development strategy

•                  Add new joint venture partners

•                  Leading not-for-profit healthcare systems

•                  Physicians

•                  Add facilities in existing markets

•                  De novos

•                  Acquisitions

HEALTHCARE SYSTEM PARTNERS

[LOGO]

Promotes physician loyalty

Leverages USPI’s expertise

Vehicle for expanding network

34 facilities in partnership with 15 healthcare system partners

STRONG RETURNS ON INVESTMENT

De Novo Development Profile

•      EBITDA positive in first year

•      Age: 1 – 4 years old

•      Number of facilities: 10

•      2002 facility revenue:  $7.5 million

•      Average total equity invested: $2.9 million

•      Weighted average facility EBITDA margins: 39%

81% (pre-management fee) 2002 return on equity

DE NOVO DEVELOPMENTS

Under Construction (Hospital Partner)

•      Nashville, Tennessee (St. Thomas Hospital)

•      Phoenix, Arizona (Catholic Healthcare West)

•      Los Angeles, California (Catholic Healthcare West)

•      Ft. Worth, Texas (Baylor Health Care System)

•      Dallas, Texas (Baylor Health Care System)

Under Syndication

•	Texas	6

•	California	2

•	Louisiana	1

•	Virginia	1

9 of 10 syndications include a hospital partner

FINANCIAL OVERVIEW

SAME FACILITY EBITDA MARGINS

3Q02 YTD

[CHART]

3Q03 YTD

[CHART]

REVENUE MODEL YTD 3Q03

Net Patient Service (88% of Total)		Management and Administrative Services (8% of Total)	Equity in Earnings (3% of Total)	Other Income (1% of Total)

1. Western Europe (12 Facilities)		1. Management Fee from Unconsolidated Surgical Facilities	Unconsolidated US Facilities (33 Facilities)

2. Consolidated US Facilities (26 Facilities)		2. Consulting Fees rendered from Physicians

Mgmt. Fee Nets Out	Minority Interest Expense

The ownership and operation of surgical facilities accounted for over 94% of total revenues year to date.

RAPID REVENUE GROWTH

($ in millions)

[CHART]

RAPID EBITDA GROWTH

($ in millions)

[CHART]

CAPITALIZATION TO
SUPPORT CONTINUED GROWTH

($ in millions)

Sept. 2003
Cash and Equivalents	$45.4
Senior Debt	$150.6
Subordinated Debt	148.9
Total Debt	$299.5
Total Shareholders’ Equity	360.6
Total Capitalization	$660.1

CASH FLOW ANALYSIS

($ in millions)

	2003e	YTD 3Q03
Cash Flow from Operations	$90	$76
Maintenance Capex	18	13
	72	63
Expansion Capex	22	18
De Novo Capex (8)	4	2
Net Change in Ownership	9	2
Cash Available for Acquisitions	$37	$39
Acquisitions (6)	$46	$46

MILEPOSTS FOR SUCCESS

2003
$435-$440 million
Revenues

2003
$104-$107 million
EBITDA less
Minority Interest

2003
$1.03-$1.05
Earnings Per Share

2004
$1.30-$1.33
Earnings Per Share

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Nasdaq Symbol

USPI